VECTRUS FIRST QUARTER 2019 RESULTS CHUCK PROW PRESIDENT AND CHIEF EXECUTIVE OFFICER BILL NOON ACTING CHIEF FINANCIAL OFFICER MAY 7, 2019

SAFE HARBOR STATEMENT SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 (THE "ACT"): CERTAIN MATERIAL PRESENTED HEREIN INCLUDES FORWARD-LOOKING STATEMENTS INTENDED TO QUALIFY FOR THE SAFE HARBOR FROM LIABILITY ESTABLISHED BY THE ACT. THESE FORWARD-LOOKING STATEMENTS INCLUDE, BUT ARE NOT LIMITED TO, STATEMENTS IN 2019 GUIDANCE ABOUT OUR REVENUE, OPERATING MARGIN, NET INCOME, DILUTED EPS AND NET CASH PROVIDED BY OPERATING ACTIVITIES FOR 2019 AND OTHER ASSUMPTIONS CONTAINED THEREIN FOR PURPOSES OF SUCH GUIDANCE, OTHER STATEMENTS ABOUT OUR FIVE-YEAR GROWTH PLAN, REVENUE (INCLUDING 2020 REVENUE) AND DAYS SALES OUTSTANDING (DSO), OUR CREDIT FACILITY, DEBT PAYMENTS, EXPENSE SAVINGS, CONTRACT OPPORTUNITIES, BIDS AND AWARDS, INCLUDING THE LOGCAP V AWARD AND CENTCOM AND INDOPACOM TASK ORDERS, COLLECTIONS, BUSINESS STRATEGY, OUTLOOK, OBJECTIVES, PLANS, INTENTIONS OR GOALS, AND ANY DISCUSSION OF FUTURE OPERATING OR FINANCIAL PERFORMANCE. WHENEVER USED, WORDS SUCH AS "MAY," "WILL," "LIKELY," "ANTICIPATE," "ESTIMATE," "EXPECT," "PROJECT," "INTEND," "PLAN," "BELIEVE," "TARGET," "COULD," "POTENTIAL,” “ARE CONSIDERING,” "CONTINUE," “GOAL” OR SIMILAR TERMINOLOGY ARE FORWARD-LOOKING STATEMENTS. THESE STATEMENTS ARE BASED ON THE BELIEFS AND ASSUMPTIONS OF OUR MANAGEMENT BASED ON INFORMATION CURRENTLY AVAILABLE TO MANAGEMENT. FORWARD-LOOKING STATEMENTS ARE NOT GUARANTEES OF FUTURE PERFORMANCE AND ARE SUBJECT TO RISKS AND UNCERTAINTIES THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THE RESULTS CONTEMPLATED BY THE FORWARD-LOOKING STATEMENTS, OUR HISTORICAL EXPERIENCE AND OUR PRESENT EXPECTATIONS OR PROJECTIONS. THESE RISKS AND UNCERTAINTIES INCLUDE, BUT ARE NOT LIMITED TO: OUR DEPENDENCE ON A FEW LARGE CONTRACTS FOR A SIGNIFICANT PORTION OF OUR REVENUE; COMPETITION IN OUR INDUSTRY; OUR MIX OF COST-PLUS, COST REIMBURSABLE, AND FIRM-FIXED PRICE CONTRACTS; OUR DEPENDENCE ON THE U.S. GOVERNMENT AND THE IMPORTANCE OF OUR MAINTAINING A GOOD RELATIONSHIP WITH THE U.S. GOVERNMENT; OUR ABILITY TO SUBMIT PROPOSALS FOR AND/OR WIN POTENTIAL OPPORTUNITIES IN OUR PIPELINE; OUR ABILITY TO RETAIN AND RENEW OUR EXISTING CONTRACTS; PROTESTS OF NEW AWARDS, INCLUDING PROTESTS OF THE LOGCAP V AWARD AND CENTCOM AND INDOPACOM TASK ORDERS; ANY ACQUISITIONS, INVESTMENTS OR JOINT VENTURES, INCLUDING THE INTEGRATION OF SENTEL CORPORATION INTO OUR BUSINESS; OUR INTERNATIONAL OPERATIONS, INCLUDING THE ECONOMIC, POLITICAL AND SOCIAL CONDITIONS IN THE COUNTRIES IN WHICH WE CONDUCT OUR BUSINESSES; CHANGES IN U.S. GOVERNMENT MILITARY OPERATIONS; CHANGES IN, OR DELAYS IN THE COMPLETION OF, U.S. OR INTERNATIONAL GOVERNMENT BUDGETS OR GOVERNMENT SHUTDOWNS; GOVERNMENT REGULATIONS AND COMPLIANCE THEREWITH, INCLUDING CHANGES TO THE DEPARTMENT OF DEFENSE PROCUREMENT PROCESS; CHANGES IN TECHNOLOGY; INTELLECTUAL PROPERTY MATTERS; GOVERNMENTAL INVESTIGATIONS, REVIEWS, AUDITS AND COST ADJUSTMENTS; CONTINGENCIES RELATED TO ACTUAL OR ALLEGED ENVIRONMENTAL CONTAMINATION, CLAIMS AND CONCERNS; OUR SUCCESS IN EXPANDING OUR GEOGRAPHIC FOOTPRINT OR BROADENING OUR CUSTOMER BASE, MARKETS AND CAPABILITIES; OUR ABILITY TO REALIZE THE FULL AMOUNTS REFLECTED IN OUR BACKLOG; IMPAIRMENT OF GOODWILL; OUR PERFORMANCE OF OUR CONTRACTS AND OUR ABILITY TO CONTROL COSTS; OUR LEVEL OF INDEBTEDNESS; OUR COMPLIANCE WITH THE TERMS OF OUR CREDIT AGREEMENT; SUBCONTRACTOR AND EMPLOYEE PERFORMANCE AND CONDUCT; OUR TEAMING ARRANGEMENTS WITH OTHER CONTRACTORS; ECONOMIC AND CAPITAL MARKETS CONDITIONS; OUR ABILITY TO RETAIN AND RECRUIT QUALIFIED PERSONNEL; OUR MAINTENANCE OF SAFE WORK SITES AND EQUIPMENT; OUR COMPLIANCE WITH APPLICABLE ENVIRONMENTAL, HEALTH AND SAFETY REGULATIONS; OUR ABILITY TO MAINTAIN REQUIRED SECURITY CLEARANCES; ANY DISPUTES WITH LABOR UNIONS; COSTS OF OUTCOME OF ANY LEGAL PROCEEDINGS; SECURITY BREACHES AND OTHER DISRUPTIONS TO OUR INFORMATION TECHNOLOGY AND OPERATIONS; CHANGES IN OUR TAX PROVISIONS INCLUDING UNDER THE TAX CUTS AND JOBS ACT, OR EXPOSURE TO ADDITIONAL INCOME TAX LIABILITIES; CHANGES IN U.S. GENERALLY ACCEPTED ACCOUNTING PRINCIPLES; INCLUDING CHANGES RELATED TO ACCOUNTING STANDARDS CODIFICATION TOPIC 606, REVENUE FROM CONTRACTS WITH CUSTOMERS (ASC 606); ACCOUNTING ESTIMATES MADE IN CONNECTION WITH OUR CONTRACTS; THE ADEQUACY OF OUR INSURANCE COVERAGE; THE VOLATILITY OF OUR STOCK PRICE; OUR EXPOSURE TO INTEREST RATE RISK; OUR COMPLIANCE WITH PUBLIC COMPANY ACCOUNTING AND FINANCIAL REPORTING REQUIREMENTS; TIMING OF PAYMENTS BY THE U.S. GOVERNMENT; RISKS AND UNCERTAINTIES RELATING TO THE SPIN-OFF FROM OUR FORMER PARENT; AND OTHER FACTORS SET FORTH IN PART I, ITEM 1A, – “RISK FACTORS,” AND ELSEWHERE IN OUR 2018 ANNUAL REPORT ON FORM 10-K AND DESCRIBED FROM TIME TO TIME IN OUR FUTURE REPORTS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. WE UNDERTAKE NO OBLIGATION TO UPDATE ANY FORWARD-LOOKING STATEMENTS, WHETHER AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE, EXCEPT AS REQUIRED BY LAW. Page 2

Q1 2019 HIGHLIGHTS POST Q1’19 • LOGCAP V seat award and CENTCOM and INDOPACOM task orders – Subsequent to award, several protests were filed with the GAO – Positioned for double-digit revenue growth in 2020 Q1’19 • Revenue growth of 2% year-over-year reflects focus on service delivery excellence and diversification – Driven by growth in the Middle East and Europe • EBITDA margin(1) expansion of 60 BPS, EPS growth of 15% to $0.62 • Strong bookings of $646 million, including K-BOSSS extension • Balance sheet well-positioned with flexibility to execute organic growth strategy and to support pursuit of M&A opportunities • Reiterating 2019 guidance Good Start to the Year; On Track for 2019 Guidance (1) See appendix for reconciliation of non-GAAP measures Page 3

2019 FINANCIAL RESULTS (1) See appendix for reconciliation of non-GAAP measures Page 4

ORGANIC GROWTH - BACKLOG(1) $4.9 $3.3 $3.3 $3.4 $3.0 $3.0 • Total backlog $3,354 million as of March 29, 2019 - Funded backlog $1,100 million up 60% sequentially and 52% yr/yr - Unfunded backlog $2,254 million down 3% sequentially and 13% yr/yr - Book-to-bill of 2.0x in Q1 and 1.0x on a trailing twelve months • Proforma backlog including protested and subsequent awards $4,887 million (1) Total backlog represents firm orders and potential options on multi-year contracts, excluding potential orders under IDIQ contracts. Backlog also excludes contracts awarded to Vectrus but currently in protest with the GAO or the Federal Claims Court. (2) Proforma backlog includes protested and subsequent awards. Page 5

ORGANIC GROWTH TO DATE

Contract Wins

Contract Name	Contract Type	Contract Value
LOGCAP V[(1)]	Cost-Plus	$1,383M
K-BOSSS Extension	Cost-Plus	$548M
Fleet Systems Engineering Team (FSET)	Cost-Plus	$151M
Defensive Cyber and IT O&M - Government Client[(1)]	Cost-Plus	$117M
AFCAP IV Task Order	Fixed-Price	$9M
Readiness Support Subcontract in Europe	Cost-Plus	$32M
Intelligence Mission Support Subcontract	Time & Materials	IDIQ

YTD Awards

$2.2 Billion

Noteworthy Achievements

- Won first commercial solutions contract to apply energy solutions
- Expanded solutions pipeline and continued progress inserting technology in current program base
- Acquired key contracts that enhance capabilities in cyber operations and software/technology deployment
- Continued progress diversifying client and contract mix
  - Expanded pipeline on Non-DOD programs and on subcontract opportunities with large national security platform companies
  - Secured second major subcontract with a large national security prime contractor

(1) Currently under protest with GAO

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VECTRUS
TRUE TO YOUR MISSION

ORGANIC GROWTH - LOGCAP V

OVERVIEW

LOGCAP V, $82 BILLION, 10 YEAR CONTRACT, FOUR COMPETITORS –

- LOGCAP V task awards; $1.4 Billion, ~40% of awarded value
- Double digit revenue growth expected in 2020 (given normal protest cycles)

CENTCOM & INDOPACOM GIVE VECTRUS A PRESENCE IN ALL 24 TIME ZONES

- CENTCOM and INDOPACOM commands encompass 64% of earth's surface
- Complexities demand the flexibility, reliability and experience Vectrus can bring


CENTCOM

OPPORTUNITY

CENTCOM –

- Strengthens incumbency
- Retains work associated with K-BOSSS
- Expands Iraq footprint

INDOPACOM –

- Provides 10-year platform for growth and client intimacy

PROVIDES ACCESS TO ALL "NON-URGENT AND COMPELLING" OPPORTUNITIES IN ALL COMMANDS FOR NEXT 10 YEARS


INDOPACOM

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VECTRUS
TRUE TO YOUR MISSION

NEAR-TERM PRIORITIES AND EXECUTION Vectrus Strategy Strategic Execution GROWTH – BUILD ON MOMENTUM • Retain re-compete programs • Portfolio diversification and solutions Enhance Expand Foundation Portfolio • Progress international sales campaign • LOGCAP V – Leverage new geographic position Innovate and lead in the converged • Enhance M&A focus given revenue certainty and infrastructure market strong balance sheet Add More Value ENTERPRISE VECTRUS ENHANCE PROGRAM & BUSINESS PERFORMANCE • Improve performance on new business phase-in’s • Harden delivery excellence methods and tools Drive toward 5-year goal of $2.5 • Establish Supply Chain as a core competency billion in revenue and 7% • Quicken pace of technology insertion EBITDA margin • Modernize operating platform • Evolving the Vectrus global talent chain Page 8

DRIVING TO 5-YEAR MARGIN GOAL Volume and Contract Mix Enterprise Vectrus Solutions and Client Mix Actions: Actions: Actions: • Growth to Create Scale • Enhance Program • Diversify Client Base Performance • Cost-Plus vs Fixed-Priced • Expand Intelligence • Leverage Supply Chain Footprint • Enhance support function • Insert Solutions and transactional efficiency 2% 5% 5% 23% 14% 21% 2016 77% Q1’19 70% Progress 84% Firm-Fixed-Price Cost-Plus 2019 Mid Q1’19 2019 Mid Army Air Force Navy Other Key Strategy Levers to Drive Achievement of 7% Adjusted EBITDA Margin Goal Page 9

2019 GUIDANCE 2019 guidance assumptions: • Operational capital expenditures approximately $8.5 million • Depreciation and amortization approximately $4.1 million • Mandatory debt payments $4.5 million • Interest expense approximately $4.7 million • Estimated tax rate of 21% • Diluted EPS assumes 11.5 million weighted average diluted shares outstanding at December 31, 2019 (1) See appendix for reconciliation of non-GAAP measures Page 10

EXECUTING VALIDATED STRATEGY • In our mission to support our servicemen and women in their critical missions around the world, Vectrus continues to advance all capabilities • Vectrus’ focus on service delivery excellence, innovation, and growth are expanding and diversifying our client base and introducing new technology-based product and solutions to address converged market opportunity • Honored by LOGCAP V award and task orders • Path toward 5-year goals solidified – Significant contract wins should drive-double digit revenue growth in 2020 Transforming into a higher-value, differentiated innovator leading the emerging converged infrastructure market Page 11

APPENDIX

RECONCILIATION OF NON-GAAP MEASURES The primary financial performance measures we use to manage our business and monitor results of operations are revenue trends and operating income trends. In addition, we consider adjusted net income, adjusted diluted earnings per share, EBITDA and EBITDA % to be useful to management and investors in evaluating our operating performance for the periods presented, and to provide a tool for evaluating our ongoing operations. This information can assist investors in assessing our financial performance and measures our ability to generate capital for deployment among competing strategic alternatives and initiatives. Adjusted net income, adjusted diluted earnings per share, EBITDA and EBITDA %, however, are not measures of financial performance under generally accepted accounting principles in the United States of America (GAAP) and should not be considered a substitute for net income and diluted earnings per share as determined in accordance with GAAP. Reconciliations of these items are provided below. "Adjusted net income" is defined as net income, adjusted to exclude items that may include, but are not limited to, other income; significant charges or credits that impact current results but are not related to our ongoing operations and unusual and infrequent non-operating items and non-operating tax settlements or adjustments, such as revaluation of our deferred tax liability as a result of the Tax Cuts and Jobs Act, and net settlement of uncertain tax positions. "Adjusted diluted earnings per share" is defined as adjusted net income divided by the weighted average diluted common shares outstanding. "EBITDA" is defined as operating income, adjusted to exclude depreciation and amortization. "EBITDA %" is defined as EBITDA divided by Page 13

VECTRUS FIRST QUARTER 2019 RESULTS CHUCK PROW PRESIDENT AND CHIEF EXECUTIVE OFFICER BILL NOON ACTING CHIEF FINANCIAL OFFICER MAY 7, 2019